                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                 Distribution Date:  10/15/2002



Section 5.2 - Supplement                                        Class A         Class B         Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                                     0.00            0.00         69,606.77            69,606.77
       Deficiency Amounts                                               0.00            0.00                                   0.00
       Additional Interest                                              0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                    44,883,624.04    3,205,887.65      5,343,374.07        53,432,885.76

(iv)   Collections of Finance Charge Receivables                3,776,387.97      269,734.81        449,577.19         4,495,699.97

(v)    Aggregate Amount of Principal Receivables                                                                  31,836,326,148.81

                                           Investor Interest  300,000,000.00   21,428,000.00     35,714,857.14       357,142,857.14
                                           Adjusted Interest  300,000,000.00   21,428,000.00     35,714,857.14       357,142,857.14

                                                 Series
       Floating Investor Percentage                   1.12%           84.00%           6.00%            10.00%              100.00%
       Fixed Investor Percentage                      1.12%           84.00%           6.00%            10.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.94%
               30 to 59 days                                                                                                  1.39%
               60 to 89 days                                                                                                  0.96%
               90 or more days                                                                                                1.71%
                                                                                                                  ------------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                  1,267,567.05       90,538.09        150,903.25         1,509,008.39

(viii) Investor Charge-Offs                                             0.00            0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00              0.00

(x)    Net Servicing Fee                                          250,000.00       17,856.67         29,762.38           297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.04%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)           300,000,000.00   21,428,000.00     35,714,857.14       357,142,857.14

(xiv)  LIBOR                                                                                                               1.78000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                           495,000.00       37,499.00                             532,499.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                          577.16

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                          3,528,795.24      251,916.61        419,814.81         4,200,526.66

(xxii) Certificate Rate                                             1.98000%        2.10000%          2.33875%


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                 Distribution Date:  10/15/2002



Section 5.2 - Supplement                                   Class A        Class B       Collateral                Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00           0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                       2,740,833.33     160,416.67       90,684.96             2,991,934.96
       Deficiency Amounts                                         0.00           0.00                                     0.00
       Additional Interest                                        0.00           0.00                                     0.00
       Accrued and Unpaid Interest                                                               0.00                     0.00

(iii)  Collections of Principal Receivables              82,286,644.07   4,675,377.50    6,545,528.51            93,507,550.08

(iv)   Collections of Finance Charge Receivables          6,923,377.95     393,373.75      550,723.25             7,867,474.95

(v)    Aggregate Amount of Principal Receivables                                                             31,836,326,148.81

                                     Investor Interest  550,000,000.00  31,250,000.00   43,750,000.00           625,000,000.00
                                     Adjusted Interest  550,000,000.00  31,250,000.00   43,750,000.00           625,000,000.00

                                             Series
       Floating Investor Percentage              1.96%          88.00%          5.00%           7.00%                  100.00%
       Fixed Investor Percentage                 1.96%          88.00%          5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.94%
               30 to 59 days                                                                                             1.39%
               60 to 89 days                                                                                             0.96%
               90 or more days                                                                                           1.71%
                                                                                                            -------------------
                                     Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                            2,323,872.93     132,038.23      184,853.53             2,640,764.69

(viii) Investor Charge-Offs                                       0.00           0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00            0.00

(x)    Net Servicing Fee                                    458,333.33      26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   10.04%

(xii)  Reallocated Monthly Principal                                             0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)     550,000,000.00  31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                          1.82313%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                    6,465,044.62     367,332.08      514,264.91             7,346,641.61

(xxii) Certificate Rate                                       5.98000%       6.16000%        2.57313%



       By:
               ----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                 Distribution Date:  10/15/2002



Section 5.2 - Supplement                                        Class A        Class B       Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                            2,434,132.89     141,813.47       67,930.69             2,643,877.05
       Deficiency Amounts                                              0.00           0.00                                     0.00
       Additional Interest                                             0.00           0.00                                     0.00
       Accrued and Unpaid Interest                                                                    0.00                     0.00

(iii)  Collections of Principal Receivables                   61,637,633.61   3,502,119.57    4,903,153.05            70,042,906.23

(iv)   Collections of Finance Charge Receivables               5,186,025.49     294,658.97      412,538.17             5,893,222.63

(v)    Aggregate Amount of Principal Receivables                                                                  31,836,326,148.81

                                          Investor Interest  411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86
                                          Adjusted Interest  411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86

                                                    Series
       Floating Investor Percentage                   1.47%          88.00%          5.00%           7.00%                  100.00%
       Fixed Investor Percentage                      1.47%          88.00%          5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.94%
               30 to 59 days                                                                                                  1.39%
               60 to 89 days                                                                                                  0.96%
               90 or more days                                                                                                1.71%
                                                                                                                 -------------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                 1,740,720.25      98,904.03      138,470.89             1,978,095.17

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         343,319.17      19,506.67       27,310.37               390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.04%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)          411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86

(xiv)  LIBOR                                                                                                               1.82313%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         4,842,706.32     275,152.30      385,227.80             5,503,086.43

(xxii) Certificate Rate                                            7.09000%       7.27000%        2.57313%



       By:
               ------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President